BECKER VALUE EQUITY FUND
Retail Class:  BVEFX
Institutional Class:  BVEIX

Supplement dated June 4, 2014 to
Prospectus dated February 28, 2014

Effective June 30, 2014, Mr. Robert Schaeffer is retiring and will no longer serve as a portfolio manager to the Fund. Accordingly, please disregard all references to Mr. Schaeffer in the Prospectus after that date.

Please retain this Supplement with the Prospectus.

BECKER VALUE EQUITY FUND
Retail Class:  BVEFX
Institutional Class:  BVEIX

Supplement dated June 4, 2014 to
Statement of Additional Information (“SAI”) dated February 28, 2014

Effective June 30, 2014, Mr. Robert Schaeffer is retiring and will no longer serve as a portfolio manager to the Fund. Accordingly, please disregard all references to Mr. Schaeffer in the SAI after that date.

Please retain this Supplement with the SAI.